Exhibit 10.2
AMENDMENT OF INVESTORS’ RIGHTS AGREEMENT
This Amendment of Investors’ Rights Agreement (this “Amendment”) is made as of June 19, 2015 and amends the Investors’ Rights Agreement, dated January 30, 2015, among NerdWallet, Inc. (the “Company”) and the other parties thereto (the “Agreement”).
Under Section 3.1(a) of the Agreement, the Company shall deliver to each Major Investor within one hundred twenty (120) days (the “Delivery Period”) after the end of each fiscal year of the Company: a balance sheet as of the end of such year; statements of income and of cash flows for such year; and a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally recognized standing selected by the Company.
Under Section 6.6 of the Agreement, any term of the Agreement may be amended with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding.
1.    The Company and the undersigned hereby amend Section 3.1(a) of the Agreement to extend the Delivery Period to August 31, 2015.
Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.
Capitalized terms used in this Amendment and not otherwise defined shall have the meaning given in the Agreement.
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Exhibit 10.2
This Amendment is executed and delivered as of the date first written above.

NERDWALLET, INC.

By:	/s/ Tim Chen
Name:	Tim Chen
Title:	CEO

INSTITUTIONAL VENTURE PARTNERS XIV, L.P.

By: Institutional Venture Management XIV LLC
Its: General Partner

By:	/s/ Jules Maltz
Name:	Jules Maltz
Title:	Managing Director